UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2021

Yellow Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue

Overland Park, Kansas 66211

(Address of principal executive office)(Zip Code)

(913) 696-6100

(Registrant’s telephone number, including area code)

YRC Worldwide Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	YRCW*	The NASDAQ Stock Market LLC

*Effective February 8, 2021, the Common Stock, $0.01 par value per share, will trade under the symbol “YELL.” Please see Item 8.01 herein for further discussion.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

On February 4, 2021, Yellow Corporation (the “Company”) announced its results of operations and financial condition for the three months and year ended December 31, 2020, and the change of its name from YRC Worldwide Inc. to Yellow Corporation. A copy of the press release announcing the results of operations and financial condition and the name change is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On February 2, 2021, the Company filed with the Secretary of State of the State of Delaware a Certificate of Ownership and Merger, merging its wholly-owned Delaware subsidiary, Yellow Corporation, into the Company and amending the Company’s certificate of incorporation to change its name to “Yellow Corporation,” effective February 4, 2021 (the “Name Change”). The Company’s board of directors also has adopted amended and restated By-Laws of the Company (“A&R By-Laws”) reflecting the Name Change, effective on February 4, 2021. Other than the Name Change, there were no changes to the Company’s by-laws. Copies of the Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware, reflecting the Name Change amendment to the certificate of incorporation, and the A&R By-Laws, are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Presentation slides to be referenced during the February 4, 2021 earnings call are attached hereto as Exhibit 99.2.

Item 8.01. Other Events.

Effective February 8, 2021, the Company’s common stock will trade under the ticker symbol “YELL.” The Name Change resulted in a change to the CUSIP number for the Company’s outstanding shares of common stock traded on the Nasdaq Stock Market. The new CUSIP number for such common stock is 985510106. Outstanding stock certificates for shares of the Company continue to be valid and need not be exchanged.

In connection with the Name Change, the Company launched a new corporate website: www.myyellow.com. The Company’s investor relations information, including press releases and links to the Company’s SEC filings, will now be found on this website. The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the Company’s corporate governance documents, including the charters of the committees of the Company’s board of directors, Guidelines on Corporate Governance and Code of Business Conduct, are available on this website. Any amendment to or waivers of the Code of Business Conduct will be disclosed on this website.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Ownership and Merger, amending the Company’s certificate of incorporation to change its name to “Yellow Corporation,” effective February 4, 2021
3.2	Second Amended and Restated Bylaws of Yellow Corporation, as amended to reflect the change of the Company’s name to “Yellow Corporation,” effective February 4, 2021
99.1	Press Release dated February 4, 2021

99.2	Presentation Slides for the February 4, 2021 Earnings Call

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YELLOW CORPORATION

By:	/s/ James R. Faught
James R. Faught
Chief Accounting Officer

Date: February 4, 2021